                           SCHEDULE 14A INFORMATION
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         COMMISSION FILE NO. 0-23224

                          GREAT LAKES AVIATION, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           GREAT LAKES AVIATION, LTD.

                             1708 38TH AVENUE WEST
                            SPENCER, IOWA 51301-9211

                            ------------------------

                                  May 18, 1998

Dear Shareholder of Great Lakes Aviation, Ltd.:

    You are cordially invited to attend the Annual Meeting of Shareholders of Great Lakes Aviation, Ltd., to be held at The Inn Resort Complex, 3301 Lakeshore Drive, Okoboji, Iowa 51355, on Friday, June 12, 1998, at 10:00 a.m., local time.

    At the Annual Meeting you will be asked to vote for the election of four directors of the Company and to ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1998. The accompanying material contains the Notice of Annual Meeting, the Proxy Statement which includes information about the matters to be acted upon at the Annual Meeting, and the related Proxy Card.

    I encourage you to attend the Company's Annual Meeting. Whether or not you are able to attend the Annual Meeting in person, I urge you to sign and date the enclosed Proxy and return it promptly in the enclosed envelope. If you do attend the Annual Meeting in person, you may withdraw your Proxy and vote personally on any matters brought properly before the Annual Meeting.

                                          Very truly yours,

                                          GREAT LAKES AVIATION, LTD.

                                                   /S/ DOUGLAS G. VOSS
                                          --------------------------------------

                                                     DOUGLAS G. VOSS

                                           CHAIRMAN OF THE BOARD, PRESIDENT AND
                                                 CHIEF EXECUTIVE OFFICER

                           GREAT LAKES AVIATION, LTD.
                             1708 38TH AVENUE WEST
                            SPENCER, IOWA 51301-9211

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, JUNE 12, 1998

                             ---------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Great Lakes Aviation, Ltd. (the "Company") will be held at The Inn Resort Complex, 3301 Lakeshore Drive, Okoboji, Iowa, 51355, on Friday, June 12, 1998, at 10:00 a.m., local time, for the following purposes, as more fully described in the accompanying Proxy Statement:

    1. To elect four directors, each to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

    2. To ratify the selection of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998; and

    3. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    The transfer books of the Company will not be closed for the Annual Meeting. Only shareholders of record at the close of business on May 12, 1998, are entitled to notice of and to vote at the Annual Meeting.

    All shareholders are cordially invited and requested to attend the Annual Meeting in person. Shareholders who are unable to attend in person are requested to complete, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors of the Company. Your attendance at the Annual Meeting, whether in person or by proxy, is important to ensure a quorum. If you return your proxy, you still may vote your shares in person by giving written notice (by subsequent proxy or otherwise) to the Secretary of the Company at any time prior to your vote at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                   /S/ DOUGLAS G. VOSS
                                          --------------------------------------

                                                     DOUGLAS G. VOSS

                                           CHAIRMAN OF THE BOARD, PRESIDENT AND
                                                 CHIEF EXECUTIVE OFFICER

Spencer, Iowa
May 18, 1998

                           GREAT LAKES AVIATION, LTD.
                             1708 38TH AVENUE WEST
                            SPENCER, IOWA 51301-9211

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                      1998 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 12, 1998

                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Great Lakes Aviation, Ltd. (the "Company"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at The Inn Resort Complex, 3301 Lakeshore Drive, Okoboji, Iowa, 51355, on Friday, June 12, 1998, at 10:00 a.m., local time, and at any adjournment or postponement thereof. The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy are first being mailed to Shareholders on or about May 18, 1998.

    Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of the Company. All shares of the Company's common stock ("Common Stock") represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Annual Meeting and, where the manner of voting is specified on the Proxy, will be voted in accordance with such specifications. Shares of Common Stock represented by properly executed proxies on which no specification has been made will be voted:
(i) in favor of the election of the nominees for directors listed herein; and
(ii) in favor of the selection of KPMG Peat Marwick LLP as the independent public accountants of the Company. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning the Annual Meeting from time to time, the person named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with his best judgment. If a properly executed Proxy is returned and the shareholder has abstained from voting on any matter, the shares of Common Stock represented by such Proxy will be considered present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. When stock is held in the name of more than one person, each such person should sign the Proxy. If the shareholder is a corporation, the Proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished. If a properly executed Proxy is returned by a broker holding shares of Common Stock in street name which indicates that the broker does not have discretionary authority as to certain of such shares to vote on one or more matters, such shares will be considered present at the Annual Meeting for purposes of determining a quorum, but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter.

    Any shareholder who executes and returns a Proxy may revoke it at any time before it is voted by giving written notice of revocation to the Secretary of the Company, by executing a later-dated Proxy relating to the same shares and delivering it to the Secretary of the Company, or by attending the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the Proxy relates.

    The Board has fixed the close of business on May 12, 1998 as the Record Date for determining the holders of outstanding shares of Common Stock entitled to notice of, and to vote at, the Annual Meeting. As of April 30, 1998, there were 7,590,843 shares of Common Stock issued, outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote, exercisable in person or by Proxy, for each share of Common Stock held of record on the Record Date.

                             SECURITY OWNERSHIP OF
                             MANAGEMENT AND OTHERS

    The following table contains certain information as of April 30, 1998 regarding the beneficial ownership of the Common Stock by (i) each person known to the Company to own beneficially five percent or more of the Common Stock,
(ii) each director of the Company, (iii) each executive officer of the Company and (iv) the directors and executive officers as a group. Any shares which are subject to an option or a warrant exercisable within 60 days are reflected in the following table and are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by the option or warrant holder but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person. Unless otherwise indicated, each person in the table has sole voting and investment power as to the shares shown. The business address of each of the following individuals is 1708 38th Avenue West, Spencer, Iowa 51301-9211.

                                                                                                      PERCENTAGE
                                                                                 AMOUNT AND NATURE        OF
                                                                                   OF BENEFICIAL     OUTSTANDING
                                                                                    OWNERSHIP(1)        STOCK
                                                                                 ------------------  ------------

Douglas G. Voss................................................................        4,775,000(2)(3)    62.9%

Gayle R. Voss..................................................................        2,350,000(2)      (3)

Richard A. Hanson..............................................................              100          *

Ivan L. Simpson................................................................              500          *

Vernon A. Mickelson............................................................         15,000(4)         *

All directors and officers as a group (5 persons)..............................        4,790,600        63.1%

------------------------

*   Indicates ownership of less than 1% of the outstanding shares of Common
    Stock.

(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission (the "Commission") and accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days. The same shares may be beneficially owned by more than one person.

(2) Ms. Voss has granted to Mr. Voss an irrevocable proxy to vote all of her shares of Common Stock (the "Shares") until June 28, 2010. Mr. and Ms. Voss have also entered into a Shareholder Buy-Sell Agreement (the "Agreement") with respect to the Shares. The term of the Agreement (the "Term") is until June 28, 2010 or until such time as Ms. Voss does not own any Shares or the Company is dissolved or liquidated. Pursuant to the Agreement, Ms. Voss may not sell any Shares until June 28, 1999, at which time she may sell 470,000 Shares and an additional 235,000 Shares in each year thereafter. Mr. Voss, however, has been granted a right of first refusal to purchase for the market price any Shares which Ms. Voss desires to so sell. The Agreement also provides Mr. Voss the option to purchase any Shares at any time during the Term for the market price of shares of Common Stock. The Agreement provides that in any transaction in which Mr. Voss sells greater than 5% of his shares of Common Stock, Mr. Voss has the right to compel Ms. Voss to include the Shares held by her in such transaction on the same terms as the shares of Common Stock of Mr. Voss. In turn, Ms. Voss has the right to have her Shares included by Mr. Voss in any such transaction on a pro rata basis. The Agreement also provides Mr. Voss with the right to purchase the Shares at the market price upon the death of Ms. Voss and an involuntary disposition of the Shares held by Ms. Voss. Pursuant to the Agreement, Mr. Voss will vote all shares of Common Stock beneficially owned by him (including the Shares) for the election of Ms. Voss to the Board.

(3) Mr. Voss is the beneficial owner of 2,425,000 shares of Common Stock. Ms. Voss is the record owner of 2,350,000 shares of Common Stock. The shares of Common Stock owned by Ms. Voss are included in the 4,775,000 shares of Common Stock reported by Mr. Voss.

(4) Includes 8,000 shares of Common Stock subject to currently exercisable options.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth information regarding the compensation received by the Company's Chief Executive Officer and the other most highly compensated executive officers of the Company whose salaries exceeded $100,000 for the years ended December 31, 1997, 1996 and 1995. No stock options were granted to executive officers during the last fiscal year, nor did any of the executive officers hold any options on December 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG-TERM
                                                                                               COMPENSATION
                                                                                                  AWARDS
                                                                                               -------------
                                                                      ANNUAL COMPENSATION       SECURITIES
                                                                   --------------------------   UNDERLYING
NAME AND PRINCIPAL POSITION                                         FISCAL YEAR   SALARY ($)    OPTIONS(#)
-----------------------------------------------------------------  -------------  -----------  -------------

Douglas G. Voss..................................................         1997       127,500        --
                                                                          1996       127,500        --
                                                                          1995       127,500        --

A. L. Maxson(2)..................................................         1997        85,750         -
  Chief Financial Officer                                                 1996       120,000         70,000(1)
                                                                          1995       120,000        100,000

George A. Rasmusson(3)...........................................         1997        72,305         -
  Executive Vice President                                                1996       105,000         14,000(1)
                                                                          1995       105,000         20,000

------------------------

(1) Represents options granted in exchange for cancellation of options granted in previous year.

(2) Mr. Maxson's employment with the Company and his position as a director of the Company ceased on July 17, 1997.

(3) Mr. Rasmusson's employment with the Company ceased on March 28, 1997.

                     BOARD REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee determined the compensation arrangements for the Company's executive officers for 1997 in April 1997. The Compensation Committee's principal responsibility is to ensure the Company's executive and director compensation plans are aligned with and promote the Company's business objectives. In particular, because the operations of the Company have expanded rapidly in recent years the Compensation Committee is seeking to structure and implement an executive compensation package which will attract and retain executives capable of managing these expanded operations and assuring the future success of the Company.

    The Company's executive compensation package in 1997 consisted of two main components: (i) base salary, and (ii) stock options. The base salary of each of the executive officers was determined after considering the responsibilities and performance of the individual officer, the experience of the individual officer and base salaries for comparable companies. For 1997, base salaries of the Company's executive officers were below market levels for comparable companies. Stock option grants under the Company's 1993 Stock Option Plan, which was approved by the Company's shareholders, are designed to align the long-term interests of the Company's executives and its shareholders and assist in the retention of executives. No options were granted to executive officers during the last fiscal year.

    In determining the compensation package for Douglas G. Voss, the Chief Executive Officer of the Company, the Compensation Committee noted that the ownership by Mr. Voss of a substantial number of shares of Common Stock uniquely aligns his long-term interests with the Company's shareholders. In light thereof, the Compensation Committee has not awarded Mr. Voss any stock options to date nor has the Compensation Committee otherwise tied Mr. Voss' compensation to Company performance.

                            Compensation Committee:
                              Vernon A. Mickelson
                                Ivan L. Simpson

                           COMPANY STOCK PERFORMANCE

    Set forth below is a graph prepared by the Center for Research in Security Prices ("CRSP") comparing the cumulative total shareholder return on shares of Common Stock since January 20, 1994, the effective date of the Company's initial public offering, through December 31, 1997, with the cumulative total return on the CRSP Total Returns Index for The NASDAQ Stock Market (U.S. Companies) and the CRSP Total Returns Index for NASDAQ Stocks (SIC 4510-4529US) (an index of peer companies represented by companies engaged in air transportation, and regional airlines) for the same period. The graph assumes an initial investment of $100.00 and reinvestment of dividends, if any.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               LEGEND                    SYMBOL      CRSP TOTAL RETURNS INDEX FOR:

                                        Great Lakes            Nasdaq Stock Market     NASDAQ Stocks (SIC4510-4529 US)
                                          Aviation,
                                               Ltd.                 (US Companies)         Air Transportation Services
12/31/92                                                                   $85.499                             $70.265
1/31/93                                                                    $87.933                             $68.938
2/28/93                                                                    $84.653                             $79.945
3/31/93                                                                    $87.103                             $95.536
4/30/93                                                                    $83.386                            $100.786
5/31/93                                                                    $88.365                            $110.246
6/30/93                                                                    $88.771                             $96.857
7/31/93                                                                    $88.877                             $95.790
8/31/93                                                                    $93.470                             $99.075
9/30/93                                                                    $96.254                             $94.685
10/31/93                                                                   $98.417                             $99.712
11/30/93                                                                   $95.484                             $98.906
12/31/93                                                                   $98.146                             $96.031
1/31/94                                    $106.122                       $101.125                            $100.911
2/28/94                                    $101.020                       $100.181                             $97.453
3/31/94                                    $102.041                        $94.020                             $93.516
4/30/94                                     $66.327                        $92.800                             $92.194
5/31/94                                     $66.327                        $93.026                             $82.675
6/30/94                                     $63.265                        $89.623                             $77.315
7/31/94                                     $53.061                        $91.461                             $86.520
8/31/94                                     $60.204                        $97.293                             $89.204
9/30/94                                     $40.816                        $97.044                             $79.413
10/31/94                                    $38.776                        $98.951                             $78.942
11/30/94                                    $39.796                        $95.668                             $69.600
12/31/94                                    $40.816                        $95.936                             $66.178
1/31/95                                     $32.653                        $96.474                             $69.497
2/28/95                                     $36.735                       $101.576                             $84.150
3/31/95                                     $37.755                       $104.588                             $92.887
4/30/95                                     $30.612                       $107.882                            $104.489
5/31/95                                     $33.673                       $110.665                            $105.165
6/30/95                                     $51.020                       $119.634                            $129.790
7/31/95                                     $53.061                       $128.427                            $131.770
8/31/95                                     $47.959                       $131.031                            $128.614
9/30/95                                      $7.959                       $134.045                            $139.070
10/31/95                                    $38.776                       $133.276                            $145.180
11/30/95                                    $34.694                       $136.405                            $167.802
12/31/95                                    $30.612                       $135.679                            $156.228
1/31/96                                     $33.163                       $136.347                            $140.501
2/29/96                                     $30.612                       $141.536                            $152.226
3/31/96                                     $30.612                       $142.006                            $164.881
4/30/96                                     $33.673                       $153.787                            $155.533
5/31/96                                     $48.980                       $160.849                            $143.509
6/30/96                                     $40.816                       $153.598                            $137.849
7/31/96                                     $32.653                       $139.921                            $124.089
8/31/96                                     $29.082                       $147.760                            $129.263
9/30/96                                     $22.449                       $159.063                            $122.572
10/31/96                                    $23.469                       $157.306                            $113.597
11/30/96                                    $23.469                       $167.030                            $128.265
12/31/96                                    $20.408                       $166.880                            $121.236
1/31/97                                     $22.449                       $178.740                            $113.102
2/28/97                                     $18.367                       $168.859                            $114.052
3/31/97                                     $10.204                       $157.835                            $117.287
4/30/97                                     $12.245                       $162.769                            $118.994
5/31/97                                     $10.204                       $181.223                            $131.275
6/30/97                                      $6.122                       $186.768                            $125.848
7/31/97                                     $10.077                       $206.483                            $133.480
8/29/97                                     $10.204                       $206.169                            $126.555
9/30/97                                      $8.163                       $218.366                            $137.786
10/31/97                                     $8.163                       $207.062                            $148.406
11/30/97                                     $7.143                       $208.099                            $140.051
12/31/97                                    $14.286                       $204.837                            $152.306
Notes:
A. The lines represent monthly
index levels derived from compounded
daily returns that include all
dividends.
B. The indexes are reweighted daily,
using the market capitalization on
the previous trading day.
C. If the monthly interval, based on
the fiscal year-end, is not a
trading
day, the preceding trading day is
used.
D. The index level for all series
was
set to $100.0 on 01/20/94.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    The person named in the accompanying proxy will vote for the election of the below named nominees, unless authority to vote is withheld. Each of the four nominees presented for director is currently a member of the Board and was previously elected by the Company's shareholders, except for Mr. Ivan L. Simpson who was elected by the Board to fill a vacancy created by an increase in the number of directors of the Company on August 22, 1997. Directors of the Company are elected annually to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. The Board unanimously recommends a vote for each of the following nominees. All nominees have agreed to stand for election at the Annual Meeting. If, prior to the Annual Meeting, the Board learns that any nominee will be unable to serve by reason of death, incapacity, or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for a substitute nominee, if any, elected by the Board.

NOMINEES FOR ELECTION AS DIRECTOR

    The following table sets forth certain information regarding the nominees for election as director of the Company. All of the directors of the Company elected at the Annual Meeting will serve until their successors are duly elected and qualified.

NAME                          AGE      POSITION
------------------------      ---      ----------------------------------------------------------------------------------
Douglas G. Voss.........          43   President, Chief Executive Officer and Director
Vernon A. Mickelson.....          71   Director
Gayle R. Voss...........          38   Director
Ivan L. Simpson.........          47   Director

    The following describes the business, the business experience and background of the nominees, each of whom currently serves as a director of the Company.

    DOUGLAS G. VOSS, age 43, co-founded the Company in 1979 and has served in the positions of Chief Executive Officer and a director of the Company since the Company's inception. Mr. Voss became a pilot in 1974 and holds both an Airline Transport Pilot Certificate and an Airframe and Powerplant Mechanic Certificate. Mr. Voss is a graduate of Colorado Aero Tech. In 1977 and 1978, Mr. Voss was employed as a mechanic for a subsidiary of Executive Beechcraft, Inc. Mr. Voss has also served the Company in a number of operational positions, including Director of Maintenance and Director of Operations.

    VERNON A. MICKELSON, age 71, became a director of the Company in December 1993. For more than the past six years, Mr. Mickelson has been self-employed as a consultant and has provided services to the Company concerning matters involving Federal Aviation Administration ("FAA") regulatory compliance and maintenance quality control. Mr. Mickelson has worked in the aviation industry since 1949, primarily in the field of aircraft maintenance. From 1973 to 1988, Mr. Mickelson was employed by the FAA as a supervisor of FAA maintenance and avionics inspectors operating in the State of Iowa.

    GAYLE R. VOSS, age 38, has been a director of the Company since December 1996. Ms. Voss has held various positions with the Company since its inception including assisting in the management of the Spirit Lake Airport from 1978 through 1992, Station Agent and Station Manager responsible for all airline reservations from 1982 through 1985, Airline Accounts Receivable and Revenue Accounting Manager from 1985 through 1989, Airline Executive Office Receptionist from 1989 through 1996 and Director of Airport Services and Airport Manager from June 1996 through the present.

    IVAN L. SIMPSON, age 47, became a director of the Company in August 1997. Mr. Simpson co-founded the Company in 1979, and served in various operational roles through 1987, including: Chief Pilot, Director of Security, and most recently, Vice President and Director of Operations. He has been employed as an Airline Transport Pilot for American Airlines since 1987. Mr. Simpson holds an Airline Transport Pilot Certificate and is Type rated in the Boeing 757/767 aircraft.

THE BOARD AND COMMITTEES

    In 1997 the Board held four meetings. Each of the incumbent directors attended all of the meetings of the Board and each Committee of which he or she was a member held during 1997.

    On April 23, 1997 the Board ratified the members of its Audit Committee and its Compensation Committees for 1997. The members of each committee during 1997 were Mr. Vernon A. Mickelson and Mr. Ivan L. Simpson.

    The Audit Committee is empowered by the Board to review the financial books and records of the Company in consultation with the Company's accounting and auditing staff and its independent public accountants and to consider any questions raised with respect to accounting and auditing policies and procedures. During 1997, the Audit Committee did not hold any meetings.

    The Compensation Committee is authorized by the Board to establish general levels of compensation for all employees of the Company, to set the annual salary of each of the executive officers of the Company, to grant options to employees under the Company's option plans, and to review and approve compensation and benefit plans of the Company. During 1997, the Compensation Committee held one meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    As stated above, Messrs. Mickelson and Simpson comprised the Compensation Committee for purposes of setting compensation levels for 1997. No member of the Compensation Committee was an officer, former officer or employee of the Company or its subsidiary during the fiscal year ended December 31, 1997. No executive officer of the Company served as a member of the Compensation Committee or board of directors of another entity, one of whose executive officers served on the Company's Compensation Committee or Board during the fiscal year ended December 31, 1997.

COMPENSATION OF DIRECTORS

    Directors of the Company who are not employees of the Company participate in the Company's Director Stock Option Plan, receive $1,000 for each meeting of the Board or a meeting of a committee of the Board attended (not to exceed $1,000 per day) and are reimbursed for out-of-pocket expenses incurred on behalf of the Company.

REQUIRED VOTE

    Election as a director requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. The Board of Directors unanimously recommends that shareholders vote FOR the election of the nominees listed above.

                                 PROPOSAL NO. 2
                                RATIFICATION OF
                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has appointed KPMG Peat Marwick LLP as independent public accountants for the Company for the year ending December 31, 1998. A proposal to ratify that appointment will be presented to Shareholders at the Annual Meeting. If the Shareholders do not ratify the selection of KPMG Peat Marwick LLP, another firm of independent public accounts will be selected by the Board. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from Shareholders in attendance.

    On October 17, 1997 Arthur Andersen LLP resigned as the Company's independent accountant. Except for the qualification with respect to substantial doubt about the Company's ability to continue as a going concern described in the Company's consolidated financial statements as of and for the year ended December 31, 1996, the reports of Arthur Andersen LLP on the financial statements for the years ended December 31, 1995 and 1996, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company's Board of Directors (including the members of the Audit Committee) participated in and approved the decision to change independent accountants. In connection with its audits for the years ended December 31, 1995, and 1996, and through October 17, 1997, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the years ended December 31, 1995, and 1996, and through October 17, 1997, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). Representatives of Arthur Andersen LLP are not expected to be present at the Annual Meeting.

                              CERTAIN TRANSACTIONS

    Douglas G. Voss is the owner of Iowa Great Lakes Flyers, Inc. ("Flyers"), a corporation which owns and operates four-passenger and six-passenger aircraft and Beech 1900 aircraft. From time to time, Flyers leases its four-passenger and six-passenger aircraft to the Company for use in its charter and freight operations. In December 1994, the Company and Flyers entered into Aircraft Lease Agreements pursuant to which the Company is leasing from Flyers two Beech 1900 aircraft. These Aircraft Lease Agreements are on a month-to-month basis and had lease payments of $27,000 per month per aircraft through July 1, 1995, and thereafter have had lease payments of $33,000 per month per aircraft. These Aircraft Lease Agreements provide that the Company perform all required maintenance. In September 1997, Flyers sold one of the aircraft and subsequently terminated the lease to the Company on that aircraft. The Company believes that its leases of aircraft from Flyers are on terms no less favorable to the Company than would be similar transactions with unaffiliated third parties. Under these leases, the Company paid to Flyers a total of approximately (i) $129,213 for charter operations, (ii) $656,902 for freight operations, and (iii) $31,700 for automobile rental payments during the year ended December 31, 1997. As of April 30, 1998, the Company owed Flyers approximately $966,000. Mr. Voss is also the owner of M&G Air travel, Inc.("M&G"), a corporation which owns a fleet of rental cars. In December 1997, M&G purchased two Beech 1900C aircraft and the Company became guarantor of the debt. In January 1998, the aircraft were leased to the Company on a month-to-month basis and have lease payments of $22,000 per month per aircraft. The Company subsequently subleased these aircraft to third parties at the same lease rate.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and provide the Company with copies of such reports. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, its directors and executive officers filed all reports on a timely basis except as follows: (a) initial reports of ownership, and the grant of 10,000 options, on Form 3 was not filed on a timely basis by Ivan L. Simpson through inadvertence, but was filed late with the Securities and Exchange Commission; (b) securities ownership reports on Form 4 were not filed on a timely basis by Vernon A. Mickelson through inadvertence, for the purchase of 2,000 shares in July and for a purchase of 5,000 shares in December. The related Form 4s were filed late with the Securities and Exchange Commission.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

    The following table provides information with respect to the Company's executive officers. Each such person has been appointed to serve until his or her successor is duly appointed by the Board or his or her earlier removal or resignation from office.

NAME                         AGE      TITLE
-----------------------      ---      ---------------------------------------------------------------

Douglas G. Voss........          43   Chief Executive Officer, President and Chairman of the Board of
                                        Directors

Richard H. Fontaine....          57   Senior Vice President Marketing

Richard A. Hanson......          39   Vice President, Controller

Jeffrey M. Davis.......          35   Vice President Operations

    DOUGLAS G. VOSS  -- See "Election of Directors"

    RICHARD H. FONTAINE. Mr. Fontaine rejoined Great Lakes in his present position on September 25, 1995. He previously had held the positions at Great Lakes of President and Chief Operating Officer from 1991 to 1994 and Executive Vice president and Chief Operating Officer from 1988 to 1991. In the interim he was employed by GP Express Airlines ("GP Express") as Executive Vice President and President. Subsequent to Mr. Fontaine's departure, GP Express entered into Chapter 11 proceedings under the federal bankruptcy laws. Previously he had been at Alliance Airlines as Executive Vice President from 1986 to 1988, Simmons Airlines as Senior Vice President of Planning in 1985 and 1986, Mississippi Valley Airlines as Vice President from 1982 to 1985 and United Airlines in various positions from 1967 to 1982.

    RICHARD A. HANSON. Mr. Hanson rejoined Great Lakes in his present position on June 1, 1997. He previously held the positions at Great Lakes of Senior Vice President -- Finance from 1993 to 1994, and Controller from 1990 to 1993. In the interim Premium Standard Farms employed him as Corporate Finance Manager. Previously he had been at First Image Corporation as Regional Manager of Finance and Administration from 1988 to 1990. Mr. Hanson is a Certified Public Accountant.

    JEFFREY M. DAVIS. Mr. Davis joined Great Lakes in March 1988 as a commercial pilot. He has served in many positions within the Flight Operations area of the Company, including Line Pilot, Instructor, Check-Airman, and Director of Training. He was promoted to his current position in December 1994. Mr. Davis is the holder of an Airline Transport Pilot Certificate and is currently a Designated Pilot Examiner for the Federal Aviation Administration.

    The officers of the Company are elected annually and serve at the discretion of the Board of Directors.

                         VOTING OF PROXIES AND EXPENSES

    The Board recommends that an affirmative vote be cast in favor of each of the proposals listed in the Proxy.

    The Board knows of no other matters that may be brought before the Annual Meeting which require submission to a vote of the Company's shareholders. If any other matters are properly brought before the Annual Meeting, however, the person named in the enclosed Proxy or his substitutes will vote in accordance with their best judgment on such matters.

    Expenses incurred in connection with the solicitation of proxies will be paid by the Company. The Company has retained Norwest Shareowner Services to assist in the solicitation of proxies, at an estimated cost of $3,100 plus reimbursement of out-of-pocket expenses. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares of Common Stock and will reimburse such persons for their expenses so incurred.

                             SHAREHOLDER PROPOSALS

    Shareholders wishing to present proposals for action by the Company's shareholders at the next Annual Meeting of Shareholders must present such proposals at the principal offices of the Company not later than January 13, 1999. Due to the complexity of the respective rights of the shareholders and the Company in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. It is suggested that any such proposals be submitted by certified mail, return receipt requested.

                         ANNUAL REPORT TO SHAREHOLDERS

    A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997, accompanies this Notice of Annual Meeting, Proxy Statement and related Proxy Card. No part of the Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                   FORM 10-K

    THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF FEES BASED ON THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBIT(S) SHOULD BE DIRECTED TO MR. RICH HANSON AT THE COMPANY'S PRINCIPAL ADDRESS.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                   /s/ Douglas G. Voss
                                          --------------------------------------

                                                     Douglas G. Voss

                                          CHAIRMAN OF THE BOARD, PRESIDENT, AND
                                                 CHIEF EXECUTIVE OFFICER

Spencer, Iowa
May 18, 1998

                           GREAT LAKES AVIATION, LTD
                             1708 38TH AVENUE WEST
                            SPENCER, IOWA 51301-9211

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, dated May 18, 1998, hereby appoints Douglas G. Voss as proxy, with full power of substitution, to represent the undersigned and to vote, as designated below, all shares of Common Stock of Great Lakes Aviation, Ltd. (the "Company") held of record by the undersigned on May 12, 1998, at the Annual Meeting of Shareholders to be held at The Inn Resort Complex, 3301 Lakeshore Drive, Okoboji, Iowa, 51355, on Friday, June 12, 1998, at 10:00 a.m., local time, and any adjournment thereof.

1. To elect four directors of the Company, each for a term of one year and until his or her successor shall be elected and duly qualified.
    / /  FOR all nominees listed below     / /  WITHHOLD AUTHORITY
         (EXCEPT AS MARKED TO THE               (TO VOTE FOR ALL NOMINEES LISTED
         CONTRARY BELOW)                        BELOW)

      DOUGLAS G. VOSS, VERNON A. MICKELSON, GAYLE R. VOSS, IVAN L. SIMPSON

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------

2. To ratify and approve the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998.
3. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

                          (CONTINUED ON REVERSE SIDE)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

    Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                              ----------------------------------
                                                         (Signature)

                                              ----------------------------------
                                                         (Signature)
                                              Dated: ___________________________

                                              PLEASE MARK, SIGN, DATE AND
                                              RETURN THIS PROXY PROMPTLY USING
                                              THE ENCLOSED ENVELOPE.